UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2018 (July 14, 2018)

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2018, SITO Mobile, Ltd. (the “Company”) announced that Karen Seminara Patton, Brent Rosenthal and Itzhak Fisher resigned from the Company’s Board of Directors (the “Board”) on July 14, 2018. The remaining members of the Board unanimously appointed Steven Felsher, Jonathan Bond and Bonin Bough as directors of the Company to fill the vacancies created by such resignations, effective immediately. Mr. Felsher will join the Audit Committee and the Governance and Nominating Committee, Mr. Bond will also join the Audit Committee of the Board, and Mr. Bough will join the Governance and Nominating Committee and the Compensation Committee of the Board.

Mr. Felsher, Mr. Bond and Mr. Bough will serve on the Board until the Company’s 2018 annual meeting of the shareholders, or until his successor has been elected and qualified.

Mr. Felsher, Mr. Bond and Mr. Bough will be compensated in accordance with the Company’s standard compensation policies and practices for its non-employee directors (pro-rated based on their start dates), which are described in the Company’s proxy statement relating to its 2017 special meeting of shareholders.

Item 7.01	Regulation FD Disclosure.

On July 16, 2018, the Company issued a press release regarding a director appointment and director resignations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	SITO Mobile, Ltd. Press Release dated July 16, 2018

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: July 16, 2018	/s/ Thomas J. Pallack
Name: Thomas J. Pallack
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	SITO Mobile, Ltd. Press Release dated July 16, 2018